EXHIBIT 10.1
                                                                    ------------

                                                               [EXECUTION FINAL]

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


         AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of June 28, 2006 by and among Omega Wire, Inc. (successor by merger with Camden Wire Co., Inc., International Wire Rome Operations, Inc. and OWI Corporation), a Delaware corporation ("Omega"), IWG Resources, LLC, a Nevada limited liability company ("Resources") and Wire Technologies, Inc., an Indiana corporation ("Wire Technologies"), IWG High Performance Conductors, Inc. (formerly known as Phelps Dodge High Performance Conductors of SC & GA, Inc.), a New York corporation ("High Performance"; together with Omega, Resources and Wire Technologies, collectively, "Borrowers"), International Wire Group, Inc., a Delaware corporation ("Parent", and sometimes hereinafter referred to as "Guarantor"), the parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders") and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

         WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and provided and may hereafter make and provide loans and advances and other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 20, 2004, by and among Agent, Lenders, Borrowers and Guarantors (as amended by Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2006 and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

         WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders amend the Loan Agreement to increase the Maximum Credit from $130,000,000 to $155,000,000 and make certain other amendments to the Loan Agreement; and

         WHEREAS, by this Amendment, Agent, Lenders, Borrowers and Guarantor desire and intend to evidence such amendments.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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Section 1.        Definitions.

         1.1 Interpretation. For purposes of this Amendment, all terms used herein, shall have the respective meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

         1.2 Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

         (a) "Amendment No. 2" shall mean Amendment No. 2 to Loan and Security Agreement, dated as of June 20, 2006, by and among Borrowers, Guarantor, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (b) "Amendment No. 2 Effective Date" shall mean June 20, 2006.

         (c) "Early Termination Fee Calculation Amount" shall mean $130,000,000.

Section 2. Increase in Maximum Credit. At Borrowers' request, Lenders have agreed to increase the Maximum Credit from $130,000,000 to $155,000,000 and, in order to effectuate such amendment, the Loan Agreement is hereby further amended as follows:

         2.1 The definition of "Maximum Credit" set forth in Section 1.93 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "1.93 "Maximum Credit" shall mean the amount of $155,000,000."

         2.2 The definition of "Commitment" set forth in Section 1.27 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "1.27 "Commitment" shall mean, at any time, as to each Lender, the principal amount set forth below such Lender's signature on the signature pages to Amendment No. 2 designated as the Commitment or on Schedule 1 to the Assignment and Acceptance Agreement pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.7 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as "Commitments"."

Section 3. Early Termination Fee. At Borrower's request, Agent and Lenders have agreed that any early termination fee that becomes payable by Borrowers to Agent, for the benefit of Lenders, pursuant to Section 13.1(c) of the Loan Agreement shall be calculated based upon the Maximum Credit as in effect immediately prior to the Amendment No. 2 Effective Date and, in order to effectuate the foregoing, Section 13.1(c) of the Loan Agreement is hereby amended by deleting the reference to "Maximum Credit" contained in clauses (ii) and (iii) thereof and substituting therefor "Early Termination Fee Calculation Amount".



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Section 4.  Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, each Borrower and Guarantor, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof):

         4.1 Corporate Power and Authority. This Amendment and each other agreement or instrument to be executed and delivered by each Borrower and Guarantor have been duly authorized, executed and delivered by all necessary action on the part of such Borrower or Guarantor which is a party hereto and thereto and, if necessary, its stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower and Guarantor contained herein and therein constitute legal, valid and binding obligations of such Borrower or Guarantor enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditor's rights generally and by general principles of equity.

         4.2 Consents; Approvals. No material action of, or filing with, or consent of any Governmental Authority (other than the filing of UCC financing statements and mortgages), and no material approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

         4.3 No Event of Default. As of the date hereof, and after giving effect to the provisions of this Amendment, no Default or Event of Default, exists or has occurred and is continuing. All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

         4.4 Violation of Law. None of the transactions contemplated by this Amendment violate or will violate any applicable material law or regulation, or do or will give rise to a default or breach under any material agreement to which any Borrower or Guarantor is a party or by which any material property of any Borrower or Guarantor is bound.

         4.5 Further Assurances. Borrowers and Guarantors shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such additional UCC financing statements, and other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent's first priority security interest in the Collateral.

         4.6 Mortgage Modifications. The applicable Borrower or Guarantor which owns the real property described on Schedule A appended hereto shall execute and deliver to Agent, on or before sixty (60) days following the Amendment No. 2 Effective Date (or such later date as Agent shall agree in writing), in form and substance reasonably satisfactory to Agent, a Modification with respect to the



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Mortgage covering such real property, duly authorized, executed and delivered by such Borrower or Guarantor, together with an appropriate endorsement with respect to the existing mortgagee title insurance policy insuring Agent's interest in each such Mortgage, as a result of the recordation of each such Mortgage Modification.

Section 5. Amendment Fee. In addition to (and not in limitation of) all other fees and charges payable (including, without limitation, the Fee Letter and the Amended Fee Letter (as defined below) by Borrowers under the Loan Agreement or any of the other Financing Agreements, Borrower hereby agrees to pay to Agent, for the account of Lenders (to the extent and in accordance with the arrangements between Agent and each Lender), an amendment fee in the amount of $37,500, which fee shall be fully earned and payable on the date hereof and shall constitute part of the Obligations.

Section 6. Conditions Precedent. The amendments set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to Agent:

         6.1 Agent shall have received an original or facsimile of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;

         6.2 Agent shall have received, in form and substances reasonably satisfactory to Agent, the Amendment Fee Letter, dated of even date herewith, by Parent and Borrowers in favor of Agent, duly authorized, executed and delivered by Parent and Borrowers (the "Amended Fee Letter");

         6.3 Agent shall have received payment of the fee set forth in Section 3 hereof and any other fee payable under the Amended Fee Letter;

         6.4 After giving effect to the amendments provided for herein, no Default or Event of Default shall exist or have occurred; and

         6.5 Agent shall have received, in form and substance satisfactory to Agent, an Amendment No. 2 to Intercreditor Agreement, duly authorized, executed and delivered by Term Loan Agent.

Section 7.  Provisions of General Application.

         7.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.



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         7.2 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

         7.3 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

         7.4 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         7.5 Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other method of electronic transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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         IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused these presents to be duly executed as of the day and year first above written.

                                         BORROWERS

                                         OMEGA WIRE, INC.
                                         IWG RESOURCES, LLC
                                         WIRE TECHNOLOGIES, INC.
                                         IWG HIGH PERFORMANCE CONDUCTORS, INC.

                                         By:  /s/ Rodney D. Kent
                                            ----------------------------------
                                         Name:  Rodney D. Kent
                                         Title:  Chief Executive Officer

                                         GUARANTOR

                                         INTERNATIONAL WIRE GROUP, INC.

                                         By:  /s/ Rodney D. Kent
                                            ----------------------------------
                                         Name:  Rodney D. Kent
                                         Title:  Chief Executive Officer

AGENT

WACHOVIA CAPITAL FINANCE
CORPORATION (CENTRAL), formerly
known as Congress Financial Corporation
(Central), as Agent

By:  /s/ Barry Felker
   ------------------------------------
Name:  Barry Felker
Title: Associate

LENDERS

WACHOVIA CAPITAL FINANCE
CORPORATION (CENTRAL), formerly
known as Congress Financial Corporation
(Central)

By:  /s/ Barry Felker
   ------------------------------------
Name:  Barry Felker
Title: Associate

Commitment:  $60,000,000

                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


JPMORGAN CHASE BANK, N.A.

By:      /s/  Stephen Christ
       ------------------------------------
        Stephen Christ
Title:  Account Executive
       ------------------------------------

Commitment:  $47,500,000


BANK OF AMERICA, N.A.

By:      /s/ Robert Anchundia
       ------------------------------------
        Robert Anchundia
Title:  Vice President
       ------------------------------------

Commitment:  $47,500,000